OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2014 Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-10529

The GKM Funds
(Exact name of registrant as specified in charter)

11150 Santa Monica Boulevard, Suite 850 Los Angeles, California 90025
(Address of principal executive offices) (Zip code)

Timothy J. Wahl

First Western Investment Management, Inc.
11150 Santa Monica Boulevard, Suite 850 Los Angeles, California 90025
(Name and address of agent for service)

Registrant's telephone number, including area code:      (310) 268-2605

Date of fiscal year end:         July 31, 2012

Date of reporting period:       January 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

GKM FUNDS
GKM Growth Fund
Semi-Annual Report January 31, 2012 (Unaudited)

GKM Growth Fund
March 14, 2012

Greetings,

There are times I sit down to write you that I don’t know where to begin or frankly, what to communicate. Today is NOT such a time. The GKM Growth Fund (the “Fund”) has completed a full ten calendar years of operations. Coincidentally, yesterday we were notified that Zacks Investment Research, an independent research firm, has listed the Fund as a top performing growth fund for our year to date performance through January 31, 2012. Our most notable acclaim of late is a four-star ten-year rating from the esteemed mutual fund research firm Morningstar*. The Fund was rated among 819 Large Growth funds for the ten-year period ended February 29, 2012.

We do not live or die by the Morningstar rating machine, but it is definitely nice to be recognized by a major industry research firm. With ten years in the books, we believe it provides investors and Morningstar a better snapshot of what the Fund is all about.

As I think about it, ten years is a long time, so let me describe what we do in pursuit of companies that satisfy our “growth” investment style. We begin with a disciplined long-term buy and hold investment philosophy to compound capital in two ways. First, through the appreciation of the securities we invest in and, secondly, through rising dividend payments. Ultimately, we’re working to provide investors “after-tax” returns that will grow their purchasing power over time.

We live in an increasingly competitive global economy where competition is the driving force behind much societal change. Our investment philosophy attempts to invest ahead of this change, or as we like to say: “to invest in ideas gaining acceptance.” There is nothing more powerful in the investment world than an idea gaining acceptance. Our goal for the Fund is to identify “change” early and invest within the industries, and more specifically, the companies we believe will be the beneficiaries of that change.

A core discipline and what separates us from most investment advisors is that so long as the companies in the Fund meet and/or exceed our expectations we are happy to hold onto them. Our average turnover ratio for the Fund for the first ten years is less than ten percent. That means we hold an average position in excess of ten years which is unheard of in this age of activity masquerading as progress. We need more than change in the daily quotation of the stock to prompt a sale. Of more importance and what would move us towards activity would be a deterioration in the fundamental long term growth outlook we originally anticipated.

Growth is the key, as growing companies have the capacity to increase their dividends. Our buy and hold philosophy allows us to compound not only the capital invested in the company, but the dividend (for those that pay dividends) as well. A specific example for the Fund is Qualcomm Inc., which we’ve held in the Fund since inception. The company has increased its annual dividend from $.09 back in 2001 to $1.00 today for more than a 1,000% increase. The result is we own a stock that now pays our shareholders a yield of 6.3% based on the original cost basis of $15.875.

This is great information for you (our current shareholder) as well as prospective investors because it “rewards” the Fund for what is important and is at our core: the long-term growth of capital. We do not consider ourselves “old school” or for that matter “new school.” We consider ourselves to be disciplined investment professionals who are not influenced by the trends of the day. Many speak of being long term investors but we believe few have the discipline and performance to see it through. Much like a diet, in theory it is simple and straightforward, but in practice it is much more difficult to provide the discipline required. Simply put, we are here to provide the discipline.

We look forward to another great ten years and again thank you for your trust.

Sincerely,

Timothy J. Wahl
Co-Portfolio Manager
GKM Growth Fund

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month-end, are available at www.gkmfunds.com.

*
As of February 29, 2012, Morningstar rated the Fund 4-stars for the 3-year period and Overall Ranking out of 1463 Large Growth funds; 3-stars for the 5-year period out of 1268 Large Growth funds; and 4-stars for the 10-year period out 819 Large Growth funds.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

© 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit www.gkmfunds.com or call 1-888-456-9518 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The GKM Growth Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

The GKM Growth Fund’s expense ratio was 1.55% during the six months ended January 31, 2012. The expense ratio in the December 1, 2011 prospectus was 1.60%.

GKM Growth Fund Performance Information January 31, 2012 (Unaudited)

Average Annual Total Returns* (for periods ended January 31, 2012)
	1 Year	5 Years	10 Years	Since Inception**
GKM Growth Fund (a)	7.10%	1.32%	4.66%	4.41%
S&P 500 Index	4.22%	0.33%	3.52%	3.23%
(a) The Fund’s expense ratio was 1.55% during the six months ended January 31, 2012. The expense ratio in the December 1, 2011 prospectus was 1.60%.

*	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Initial public offering of shares was December 28, 2001.

GKM Growth Fund Portfolio Information January 31, 2012 (Unaudited)

Sector Concentration vs. the S&P 500 Index (% of Total Investments)

Top 10 Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	10.5%
International Business Machines Corporation	6.0%
Google, Inc. - Class A	5.7%
Intuit, Inc.	5.5%
Trimble Navigation Ltd.	4.8%
Stratasys, Inc.	4.0%
Intuitive Surgical, Inc.	3.7%
Microsoft Corporation	3.2%
EMC Corporation	3.1%
Scotts Miracle-Gro Company (The) - Class A	3.0%

GKM Growth Fund Schedule of Investments January 31, 2012 (Unaudited)

Common Stocks — 108.4%	Shares	Value
Consumer Discretionary — 4.8%
Hotels, Restaurants & Leisure — 2.4%
Yum! Brands, Inc.	14,000	$886,620

Household Durables — 2.4%
Tupperware Brands Corporation	14,000	879,760

Consumer Staples — 4.8%
Beverages — 2.4%
Coca-Cola Company (The)	13,000	877,890

Food & Staples Retailing — 1.1%
Costco Wholesale Corporation	5,000	411,350

Household Products — 1.3%
Church & Dwight Company, Inc.	11,000	499,070

Health Care — 19.8%
Biotechnology — 1.0%
Celgene Corporation*	5,000	363,500

Health Care Equipment & Supplies — 11.8%
Baxter International, Inc.	9,000	499,320
Conceptus, Inc.*	22,500	278,550
C.R. Bard, Inc.	3,500	323,820
Intuitive Surgical, Inc.*	3,000	1,379,730
Medtronic, Inc.	21,000	809,970
St. Jude Medical, Inc.	16,000	667,360
Stryker Corporation	7,500	415,725
		4,374,475
Health Care Providers & Services — 3.4%
Henry Schein, Inc.*	12,700	900,303
McKesson Corporation	4,500	367,740
		1,268,043
Pharmaceuticals — 3.6%
Novartis AG - ADR	6,000	326,160
Roche Holding AG - ADR	7,000	299,110
Teva Pharmaceutical Industries Ltd. - ADR	16,000	722,080
		1,347,350

GKM Growth Fund Schedule of Investments (Continued)

Common Stocks — 108.4% (Continued)	Shares	Value
Industrials — 9.6%
Air Freight & Logistics — 1.3%
FedEx Corporation	5,300	$484,897

Commercial Services & Supplies — 1.4%
Stericycle, Inc.*	6,000	504,120

Electrical Equipment — 1.3%
Babcock & Wilcox Company (The)*	20,000	497,000

Machinery — 4.2%
Cummins, Inc.	4,500	468,000
Pall Corporation	18,100	1,080,208
		1,548,208
Road & Rail — 1.4%
Norfolk Southern Corporation	7,000	505,400

Information Technology — 61.6%
Communications Equipment — 2.2%
QUALCOMM, Inc.	13,700	805,834

Computers & Peripherals — 18.1%
3D Systems Corporation*	10,000	191,200
Apple, Inc.*	8,500	3,880,080
EMC Corporation*	45,000	1,159,200
Stratasys, Inc.*	40,000	1,470,000
		6,700,480
Electronic Equipment, Instruments & Components — 4.8%
Trimble Navigation Ltd.*	37,800	1,770,174

Internet Software & Services — 7.4%
eBay, Inc.*	20,000	632,000
Google, Inc. - Class A*	3,600	2,088,396
		2,720,396
IT Services — 11.4%
Accenture Ltd. - Class A	17,900	1,026,386
Automatic Data Processing, Inc.	7,000	383,460
International Business Machines Corporation	11,500	2,214,900
Western Union Company (The)	30,000	573,000
		4,197,746

GKM Growth Fund Schedule of Investments (Continued)

Common Stocks — 108.4% (Continued)	Shares	Value
Information Technology — 61.6% (Continued)
Semiconductors & Semiconductor Equipment — 1.0%
Texas Instruments, Inc.	11,000	$356,180

Software — 16.7%
Adobe Systems, Inc.*	12,000	371,400
Autodesk, Inc.*	11,000	396,000
Intuit, Inc.	36,000	2,031,840
Microsoft Corporation	40,000	1,181,200
Nuance Communications, Inc.*	20,000	570,400
Oracle Corporation	30,000	846,000
SAP AG	7,000	423,360
Symantec Corporation*	20,000	343,800
		6,164,000
Materials — 7.8%
Chemicals — 7.8%
Ecolab, Inc.	15,000	906,600
Scotts Miracle-Gro Company (The) - Class A	23,600	1,117,696
Sigma-Aldrich Corporation	12,600	857,304
		2,881,600

Total Common Stocks (Cost $24,358,938)		$40,044,093

Money Market Funds — 0.0%	Shares	Value
First American Treasury Obligations Fund - Class Y, 0.00%(a) (Cost $1,128)	1,128	$1,128

Total Investments at Value(b) — 108.4% (Cost $24,360,066)		$40,045,221

Liabilities in Excess of Other Assets — (8.4%)		(3,106,131)

Net Assets — 100.0%		$36,939,090

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	Variable rate security. Rate shown is the 7-day effective yield as of January 31, 2012.
(b)	All securities are pledged as collateral for the Fund’s bank line of credit (Note 5).
See accompanying notes to financial statements.

GKM Growth Fund Statement of Assets and Liabilities January 31, 2012 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$24,360,066
At value (Note 2)	$40,045,221
Dividends receivable	8,325
Receivable for capital shares sold	1,433
Total Assets	40,054,979

LIABILITIES
Line of credit payable (Note 5)	3,074,100
Accrued investment advisory fees (Note 4)	31,794
Accrued Trustees’ fees (Note 4)	3,772
Other liabilities	6,223
Total Liabilities	3,115,889

NET ASSETS	$36,939,090

Net assets consist of:
Paid-in capital	$24,984,418
Accumulated net investment loss	(74,410)
Accumulated net realized losses from security transactions	(3,656,073)
Net unrealized appreciation on investments	15,685,155
Net assets	$36,939,090

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,399,741

Net asset value, redemption price and offering price per share (Note 2)	$15.39

See accompanying notes to financial statements.

GKM Growth Fund Statement of Operations For the Six Months Ended January 31, 2012 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign tax of $1,382)	$190,977

EXPENSES
Investment advisory fees (Note 4)	239,910
Trustees’ fees (Note 4)	1,512
Interest expense (Note 5)	23,965
Total Expenses	265,387

NET INVESTMENT LOSS	(74,410)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(30,277)
Net change in unrealized appreciation/depreciation on investments	2,777,609
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,747,332

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,672,922

See accompanying notes to financial statements.

GKM Growth Fund Statements of Changes in Net Assets

	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
FROM OPERATIONS
Net investment loss	$(74,410)	$(201,652)
Net realized gains (losses) from security transactions	(30,277)	2,110,265
Net change in unrealized appreciation/ depreciation on investments	2,777,609	4,191,313
Net increase in net assets resulting from operations	2,672,922	6,099,926

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,838,421	4,042,996
Payments for shares redeemed	(2,514,783)	(5,211,864)
Net decrease in net assets from capital share transactions	(676,362)	(1,168,868)

TOTAL INCREASE IN NET ASSETS	1,996,560	4,931,058

NET ASSETS
Beginning of period	34,942,530	30,011,472
End of period	$36,939,090	$34,942,530

ACCUMULATED NET INVESTMENT LOSS	$(74,410)	$—

CAPITAL SHARE ACTIVITY
Shares sold	132,395	292,658
Shares redeemed	(178,120)	(369,440)
Net decrease in shares outstanding	(45,725)	(76,782)
Shares outstanding, beginning of period	2,445,466	2,522,248
Shares outstanding, end of period	2,399,741	2,445,466

See accompanying notes to financial statements.

GKM Growth Fund Statement of Cash Flows For the Six Months Ended January 31, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,672,922
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized losses from security transactions	30,277
Unrealized appreciation on investments	(2,777,609)
Increase in dividends receivable	(930)
Decrease in investment securities sold receivable	843,116
Purchase of investment securities	(2,958,830)
Purchase of short-term investments, net	(811)
Proceeds from sale of investment securities	925,039
Decrease in other liabilities	(317)
Decrease in accrued investment advisory fees	(2,164)
Increase in accrued Trustees' fees	1,512
NET CASH USED IN OPERATING ACTIVITIES	(1,267,795)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in line of credit payable	1,987,600
Decrease in payable for capital shares redeemed	(43,443)
Payment for shares redeemed, net	(676,362)
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,267,795

NET CHANGE IN CASH	—
Cash, beginning of period	—
Cash, end of period	$—

During the six months ended January 31, 2012, interest paid was $23,965.

See accompanying notes to financial statements.

GKM Growth Fund Financial Highlights

Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended January 31, 2012 (Unaudited)		Years Ended
			July 31, 2011		July 31, 2010		July 31, 2009	July 31, 2008	July 31, 2007
Net asset value at beginning of period	$14.29		$11.90		$10.65		$12.76	$15.12	$12.69

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.08)		(0.06)		(0.03)	(0.09)	0.06
Net realized and unrealized gains (losses) on investments	1.13		2.47		1.31		(2.08)	(2.22)	2.38
Total from investment operations	1.10		2.39		1.25		(2.11)	(2.31)	2.44

Less distributions from:
Net investment income	—		—		—		—	(0.05)	(0.01)

Net asset value at end of period	$15.39		$14.29		$11.90		$10.65	$12.76	$15.12

Total return(a)	7.70%	(b)	20.08%		11.74%		(16.54% )	(15.32% )	19.24%

Net assets at end of period (000’s)	$36,939		$34,943		$30,011		$28,727	$40,676	$49,527

Ratio of expenses to average net assets	1.55%	(c)	1.60%		1.59%		1.70%	1.83%	1.41%

Ratio of expenses to average net assets excluding borrowing costs	1.41%	(c)	1.41%		1.41%		1.41%	1.41%	1.41%

Ratio of net investment income (loss) to average net assets	(0.44%	)(c)	(0.57%	)	(0.50%	)	(0.29% )	(0.63% )	0.45%

Portfolio turnover rate	3%	(b)	25%		8%		12%	9%	3%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
See accompanying notes to financial statements.

GKM Growth Fund Notes to Financial Statements January 31, 2012 (Unaudited)

1. Organization

GKM Growth Fund (the “Fund”) is a diversified series of The GKM Funds (the “Trust”), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. The public offering of shares of the Fund commenced on December 28, 2001.

The investment objective of the Fund is long term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Equity securities of the Fund generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

GKM Growth Fund Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Fund’s investments by security type, as of January 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$40,044,093	$—	$—	$40,044,093
Money Market Funds	1,128	—	—	1,128
Total	$40,045,221	$—	$—	$40,045,221

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. The Fund did not have any significant transfers in and out of any Level during the six months ended January 31, 2012. The Fund held no Level 3 securities or derivative instruments as of or during the six months ended January 31, 2012. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share valuation – The net asset value of the Fund’s shares is calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The net asset value is calculated by dividing the value of the Fund’s total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. There were no distributions to shareholders during the periods ended January 31, 2012 and July 31, 2011.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

GKM Growth Fund Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of January 31, 2012:

Cost of portfolio investments	$24,360,066
Gross unrealized appreciation	$16,360,101
Gross unrealized depreciation	(674,946)
Net unrealized appreciation	15,685,155
Accumulated ordinary loss	(74,410)
Capital loss carryforwards	(3,625,796)
Other losses	(30,277)
Total distributable earnings	$11,954,672

As of July 31, 2011, the Fund had capital loss carryforwards of $3,625,796 which expire on July 31, 2018. These capital loss carryforwards may be utilized in the current and future years to offset any net realized capital gains prior to distributing such gains to shareholders.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after July 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended July 31, 2008 through July 31, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended January 31, 2012, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $2,958,830 and $925,039, respectively.

4. Transactions with Affiliates

A Trustee and certain officers of the Trust are affiliated with First Western Investment Management, Inc. (the “Adviser”), Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent or Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee at the annual rate of 1.40% of the Fund’s average daily net assets.

GKM Growth Fund Notes to Financial Statements (Continued)

The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Trust and the Adviser have entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

The Fund pays each Trustee who is not affiliated with the Adviser $1,000 annually. Trustees who are affiliated with the Adviser do not receive compensation from the Fund.

5. Bank Line of Credit

The Fund has a secured bank line of credit with US Bank NA that provides a maximum borrowing of up to $12,000,000. The line of credit may be used to cover redemptions or it may be used by the Adviser for investment purposes. When used for investment purposes, the Fund will be using the investment technique of “leverage.” Please see the Fund’s prospectus for detailed information on the investment strategies and associated risks involved with the use of leverage by the Fund. Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate minus 0.25% at the time of borrowing. The line of credit matures on December 15, 2012. During the six months ended January 31, 2012, the Fund incurred $23,965 of interest expense related to borrowings. The average debt outstanding and the average interest rate during the six months ended January 31, 2012 were $1,560,325 and 3.06%, respectively. The largest outstanding borrowing during the six months ended January 31, 2012 was $3,074,100, which is also the outstanding borrowing as of January 31, 2012. All of the Fund’s securities are pledged as collateral for the Fund’s bank line of credit.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

GKM Growth Fund Notes to Financial Statements (Continued)

7. Sector Risk

If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the Information Technology sector or the Health Care sector, it will be affected by developments affecting the applicable sector. These sectors are subject to changing government regulations. Companies in these sectors also may be significantly affected by intense competition. In addition, technology and health care products may be subject to rapid obsolescence.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

9. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

GKM Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2011 – January 31, 2012).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the most recent five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

GKM Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,077.00	$8.09
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.34	$7.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-888-GKM-9518. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GKM Growth Fund Approval of Investment Management Agreement (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Management Agreement (the “Agreement”) with the Adviser. Approval took place at an in-person meeting held on September 23, 2011, at which all of the Trustees were present.

The Trustees were advised by independent counsel of their fiduciary obligations in approving the Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment and operational personnel. The Trustees also discussed and considered the quality of administrative and other services provided to the Trust, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs. The Independent Trustees were advised by experienced independent counsel throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with management and also met in a private session with counsel at which no representatives of the Adviser were present.

Nature, extent and quality of services

The Independent Trustees considered the responsibilities of the Adviser under the Agreement, noting that the Adviser is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. The Independent Trustees reviewed biographical information on each of the Adviser’s key personnel from its investment management and compliance teams. They discussed the consistency of the Adviser’s services to the Fund, noting that the Adviser has not had any key personnel leave the investment management and compliance teams. Members of the Adviser’s investment management and compliance teams’ backgrounds and experience in the financial industry were reviewed. The Trustees also considered the Adviser’s compliance procedures and its commitment to compliance.

The Independent Trustees considered the Adviser’s responsibilities with regards to brokerage selection. The Trustees also considered that the Adviser does not participate in any “soft dollar” arrangements.

Investment Results

The Independent Trustees reviewed information regarding the Fund’s historical performance as compared to the S&P 500 Index (its primary benchmark) and to other relevant indices and averages. The Independent Trustees observed that the Fund underperformed the average and median performance of large growth funds (the peer group category assigned by Morningstar) for the one-year and five-year periods ended June 30, 2011. They further observed that the Fund outperformed the average and median performance of large cap

GKM Growth Fund Approval of Investment Management Agreement (Unaudited) (Continued)

growth funds for the three-year period ended June 30, 2011. The Independent Trustees also observed that the Fund had outperformed the S&P 500 Index for the one year, three year, five year and since inception (12-28-2001) periods ended August 31, 2011. The Independent Trustees discussed the market environment for large-cap growth stocks since the Fund’s inception, noting that, during the majority of this time, large-cap growth has been out of favor with investors. The Independent Trustees also considered and reviewed the Fund’s absolute performance and noted the Fund’s low portfolio turnover ratio in achieving this performance. They considered the Fund’s portfolio turnover rate and noted that a low portfolio turnover rate generally means that a fund has incurred less transaction costs than other funds with higher rates of portfolio turnover. The Independent Trustees further noted that higher transaction costs may reduce performance and potentially increase the tax burden of fund investors. They took into account the tax efficiency of the Fund. The Independent Trustees also discussed the Adviser’s decision not to participate in “soft dollar” arrangements.

Advisory fees and total expenses

In reviewing the advisory fee and total expense ratio of the Fund, the Independent Trustees were provided with comparative expense and advisory fee information for equity funds classified by Morningstar as large growth funds. The Independent Trustees considered the Fund’s unique fee arrangement in which the Adviser is responsible for paying most of the Fund’s ordinary operating expenses out of its resources, noting that comparisons with the Fund’s overall expense ratio may be more relevant than comparisons of advisory fees only. The Independent Trustees specifically noted that the Fund’s total expense ratio (1.41% excluding borrowing costs in the most recent fiscal year), while higher than the average of all funds classified by Morningstar as large growth (1.34%), is less than the average expense ratio of such funds having less than $50 million in assets (1.58%).

The Independent Trustees also reviewed information regarding the advisory fees paid by institutional and other private clients of the Adviser with similar investment mandates. They noted, however, that there were significant investment, operational and regulatory differences between advising a mutual fund and institutional or private clients.

The Independent Trustees reviewed the Adviser’s analysis of its profitability from the Agreement for the fiscal year ended July 31, 2011, noting that, after a reasonable allocation of the Adviser’s overall operating expenses, the Adviser incurred an operating loss with respect to the Agreement during the fiscal year ended July 31, 2011. The Independent Trustees also considered the financial strength of the Adviser, concluding that the Adviser has assets sufficient to continue to serve as the Adviser to the Fund.

Ancillary benefits

The Independent Trustees considered the ancillary benefits that the Adviser may receive with regard to providing these services to the Fund and concluded that, in light of the amounts involved, these factors are only secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

GKM Growth Fund Approval of Investment Management Agreement (Unaudited) (Continued)

Economies of Scale

The Independent Trustees considered economies of scale, noting that at the present time the Fund has not realized any significant economies of scale. They observed that as the Fund continues to grow in assets, this factor will become more relevant to their consideration process and it may become necessary at some future point for the Adviser to consider adding breakpoints to the Agreement.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Independent Trustees concluded that: (i) based on both the short-term and long-term performance of the Fund and the consistent application of the Fund’s investment strategies despite market sentiment, as well as the other services provided under the Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believe that the Adviser has provided quality services to the Fund; (ii) the Fund’s overall expense ratio of 1.41% (excluding borrowing costs) is significantly less than the average for comparably managed funds with assets of $50 million or less; and (iii) comparisons between the advisory fees payable to the Adviser with other comparably managed funds and to the Adviser’s privately managed accounts are not particularly meaningful due to the Adviser’s commitment to pay most of the Fund’s ordinary operating expenses out of the Adviser’s own resources. The Independent Trustees acknowledged the significant differences between the services provided by the Adviser to the Fund and those provided to the privately managed accounts. The Independent Trustees also discussed economies of scale, deciding that at the present time it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Independent Trustees did note that if the Fund grows significantly in assets it may become necessary for the Adviser to consider adding fee breakpoints to the Agreement. The Independent Trustees also considered the “fallout benefits” to, and the profitability of, the Adviser but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered that it would be in the best interests of the Fund and its shareholders to renew the Agreement for an additional annual period.

GKM FUNDS

Investment Adviser
First Western Investment Management, Inc.
11150 Santa Monica Boulevard
Suite 850
Los Angeles, California 90025

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246
1.888.GKM.9518

Legal Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, Ohio 45202

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
Darrin F. DelConte
Brian D. Horner
Nicholas G. Tonsich
Timothy J. Wahl

Officers
Timothy J. Wahl, President
Robert G. Dorsey, Vice President
David L. Kahn, CCO and Secretary
Mark J. Seger, Treasurer

Item 2.   Code of Ethics.

Not required

Item 3.   Audit Committee Financial Expert.

Not required

Item 4.   Principal Accountant Fees and Services.

Not required

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.   Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The GKM Funds

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	March 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	March 27, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	March 27, 2012

* Print the name and title of each signing officer under his or her signature.